SECURITY AGREEMENT


     SECURITY AGREEMENT, dated as of ___, 1999, between MIRAVANT MEDICAL TECHNOLOGIES, a Delaware corporation ("Debtor"), and __, a Swedish corporation ("Secured Party").

     1. Grant of Security Interest. Debtor, for valuable consideration, receipt of which is hereby acknowledged, hereby grants to Secured Party, in order to secure the payment when due, whether by acceleration or otherwise, of the Indebtedness (as that term is defined below):

     (a) A security interest in, and Debtor agrees and acknowledges that Secured Party has and shall continue to have a security interest in any and all of the following property of Debtor, whenever acquired or arising and wherever located (collectively, the "Trademarks"):

                         (i) each of the  trademarks,  and rights and  interests
                    protectible as trademarks which are presently, or in the future may be, owned, created, acquired, or used (whether pursuant to a license or otherwise) by Debtor, in whole or in part, and all trademark rights with respect thereto throughout the world, including all proceeds thereof (including license royalties and proceeds of infringement suits), and rights to renew and extend such trademarks and trademark rights;

                         (ii) all of Debtor's  right,  title and interest in and
                    to the  trademarks  and  trademark  registrations  listed on
                    Schedule 1 attached hereto, as the same may be updated hereafter from time to time;

                         (iii)  all of  Debtor's  rights to  register  trademark
                    claims under any state or federal trademark law or regulation of any foreign country and to apply for, renew and extend trademark registrations and trademark rights, all of Debtor's rights (but not obligations) to sue or bring opposition or cancellation proceedings in the name of Debtor or in the name of Secured Party for past, present and future infringements of trademarks, registrations, or trademark rights and all of Debtor's rights (but not obligations) corresponding thereto in the United States and any foreign country, and the associated goodwill;

                         (iv)   all   general   intangibles   relating   to  the
                    Trademarks; and

                         (v) the  products,  proceeds and  accessions of any and
                    all of the foregoing (including, without limitation, license royalties and proceeds of infringement suits) and, to the extent not otherwise included, all payments under insurance, or any indemnity, warranty, or guaranty payable by reason of loss or damage to or otherwise with respect to the Trademarks.

     (b) A security interest in and assignment of, and Debtor agrees and acknowledges that Secured Party has and shall continue to have a security interest in and assignment of, any and all of the following property of Debtor, whenever acquired or arising and wherever located (together with the Trademarks, the "Collateral"):

     (i) any and all of Debtor's Tangibles (as that term is defined below);

     (ii) any and all of Debtor's  Intangibles  (as that term is defined below);
and

     (iii) the products, proceeds and accessions of any and all of the foregoing.

     Notwithstanding the foregoing and only to the extent such prohibition is enforceable under applicable law, the security interest granted herein shall not extend to and the term "Collateral" shall not include any property, rights or licenses to the extent the granting of a security interest therein (1) would be contrary to applicable law or (2) is prohibited by or would constitute a default under any agreement or document governing such property, rights or licenses that is in effect on the date of this Agreement.

     2.  Definitions.  (a) The term  "Credit  Agreement"  shall  mean the Credit
Agreement, of even date herewith, between Debtor, as borrower, and Secured Party, as lender, as the same may be amended from time to time.

     (b) The term "Credit Documents" shall have the meaning assigned to such term in the Credit Agreement.

     (c) The term "Event of Default" shall have the meaning assigned to such term in the Credit Agreement.

     (d) The term "Indebtedness" as used herein shall mean the following:


(i) Any and all obligations of Debtor with respect to the payment of principal and interest or otherwise to Secured Party on the loans made by Secured Party (and the promissory notes evidencing such loans) under the Credit Agreement, and any extension or renewals of such loans; and

(ii) any and all other obligations of Debtor to Secured Party arising solely under the Credit Agreement and the other Credit Documents and excluding any other agreements between the parties and their affiliates, however created or evidenced, whether now existing or hereafter arising and any extension or renewals thereof.

     (e) The term "Intangibles" as used herein includes and shall be deemed to mean "accounts," "instruments," "documents," "chattel paper," "drafts," "checks," and "general intangibles" and each of them, as the foregoing terms are defined in the Uniform Commercial Code as in effect in the State of New York, excluding the Trademarks, and, without limitation, shall include:

(i) the following securities (the "Securities") hereby delivered and pledged to Secured Party:

                          Miravant Cardiovascular, Inc.
                             Miravant Systems, Inc.
                         Miravant Pharmaceuticals, Inc.
                           Ramus Medical Technologies
                         Xillix Technologies Corporation

(ii) the following rights and interests in and to patents (collectively, the "Patents"):

                              (A) each of the  patents  and patent  applications
                  which are presently, or in the future may be, owned, issued, acquired, or used (whether pursuant to a license or otherwise) by Debtor, in whole or in part, and all patent rights with respect thereto throughout the world, including all proceeds thereof (including license royalties and proceeds of infringement suits), foreign filing rights, and rights to extend such patents and patent rights;

                              (B) all of Debtor's  right,  title and interest in
                  and to the patents and patent applications listed on Schedule 2 attached hereto, as the same may be updated hereafter from time to time;


                              (C) all of Debtor's  right,  title and interest in
                  and to all patentable inventions, all of Debtor's rights to file applications for patents under United States federal patent law or the laws or regulations of any foreign country, all of Debtor's rights to request reexamination and/or reissue of patents, all of Debtor's rights (but not obligations) to sue or bring infringement or interference proceedings in the name of Debtor or in the name of Secured Party for past, present, or future infringements of patents, and all of Debtor's rights (but not obligations) corresponding thereto in the United States and any foreign country;

                              (D)  all  general  intangibles   relating  to  the
                  Patents; and

                              (E) all  proceeds of any and all of the  foregoing
                  (including without limitation, license royalties and proceeds of infringement suits) and, to the extent not otherwise included, all payments under insurance, or any indemnity, warranty, or guaranty payable by reason of loss or damage to or otherwise with respect to the Patents.

(iii) the following rights and interests in and to trade secrets (collectively, the "Trade Secrets"):

                              (A)  each of the  trade  secrets  and  proprietary
                  information which are presently, or in the future may be, owned, created, acquired, or used (whether pursuant to a license or otherwise) by Debtor, in whole or in part, including all proceeds thereof (including license royalties and proceeds of misappropriation suits), and all tangible property embodying the trade secrets (including documents, records, computer tapes or disks, customer lists, sales/pricing information, photographs, flow diagrams, specification sheets, source codes, object codes and other physical manifestations of the foregoing);

                              (B) all of  Debtor's  right  to sue in the name of
                  Debtor or in the name of Secured Party for past, present, and future misappropriation of the trade secrets and all rights (but not obligations) corresponding thereto in the United States and any foreign country;

                              (C) all general intangibles  relating to the Trade
                  Secrets; and


                              (D) all  proceeds of any and all of the  foregoing
                  (including, without limitation, license royalties and proceeds of infringement suits) and, to the extent not otherwise included, all payments under insurance, or any indemnity, warranty, or guaranty payable by reason of loss or damage to or otherwise with respect to the Trade Secrets.


                         (f) The term  "Permitted  Liens" shall have the meaning
                    assigned to such term in the Credit Agreement.

                         (g) The term  "Tangibles"  as used herein  includes and
                    shall be deemed to mean "inventory" and "equipment" as defined in the Uniform Commercial Code as in effect in the State of New York and all goods and tangible personal property now owned or hereafter acquired by Debtor.

                         (h) Terms not expressly defined herein which are defined in the Uniform Commercial Code as in effect in the State of New York have the same meaning herein as in said Code.

                  (i) As used in this Security Agreement and when required by the context, each number (singular and plural) shall include all numbers, and each gender shall include all genders; and unless the context otherwise requires, the word "person" shall include "corporation, firm or association."

     3. Warranties, Covenants and Agreements of Debtor. Debtor warrants, covenants and agrees that:

     (a) Except for the security interest granted hereby and except as permitted by the agreements under which the Indebtedness is being incurred, Debtor is, and as to Collateral acquired after the date hereof Debtor shall and will be at the time of acquisition the owner and holder of the Collateral free from any adverse claim, security interest, encumbrance, lien, charge, or other right, title or interest of any person other than Secured Party and other than Permitted Liens, and covenants that at all times the Collateral will be and remain free of all such adverse claims, security interests, or other liens or encumbrances other than Permitted Liens. Debtor has full power and lawful authority to sell, assign and transfer the Collateral to Secured Party and to grant to Secured Party a first and prior security interest therein, prior to all liens other than Permitted Liens, as herein provided; the execution and delivery and the performance hereof are not in contravention of any charter or by-law provision or of any indenture, agreement or undertaking to which Debtor is a party or by which Debtor or its property are bound; and Debtor will defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein. Any officer, agent or representative acting for or on behalf of Debtor in connection with this Security Agreement or any aspect thereof, or entering into or executing this Security Agreement or any financing statement on behalf of Debtor, has been duly authorized to do so, and is fully empowered to act for and represent Debtor in connection with this Security Agreement and all matters related thereto or in connection therewith.

     (b)(i) Except for financing statements or security agreements evidencing Permitted Liens, Debtor has not heretofore signed any financing statement or security agreement which covers any of the Collateral, and no such financing statement or security agreement is now on file in any public office.

(ii) As long as any amount remains unpaid on any of the Indebtedness or any additional borrowings may be made by Debtor under any agreements entered into in connection with the Indebtedness, except as expressly permitted by any such agreements, (i) Debtor will not enter into or execute any security agreement or any financing statement covering the Collateral, other than those security agreements and financing statements in favor of Secured Party hereunder and except for those evidencing Permitted Liens, and further (ii) there will not be on file in any public office any financing statement or statements (or any documents or papers filed as such) covering the Collateral, other than financing statements in favor of Secured Party hereunder and except for those evidencing Permitted Liens, unless in any case the prior written consent of Secured Party shall have been obtained.


(iii) Debtor authorizes Secured Party to file, in jurisdictions where this authorization will be given effect, a financing statement signed only by Secured Party covering the Collateral, and hereby appoints Secured Party as Debtor's attorney-in-fact to sign and file any such financing statements covering the Collateral. At the request of Secured Party, Debtor will join Secured Party in executing such documents as Secured Party may reasonably determine, from time to time to be necessary or desirable under provisions of any applicable Uniform Commercial Code in effect where the Collateral is located or where the Debtor conducts business; without limiting the generality of the foregoing, Debtor agrees to join Secured Party, at Secured Party's request, in executing one or more financing statements in form satisfactory to Secured Party, and Debtor will pay the costs of filing or recording the same, or of filing or recording this Security Agreement, in all public offices at any time and from time to time, whenever filing or recording of any such financing statement or of this Security Agreement is deemed by Secured Party to be necessary or desirable and Secured Party will provide Debtor with "as-filed" copies of all such filings or recordings. In connection with the foregoing, it is agreed and understood between the parties hereto (and Secured Party is hereby authorized to carry out and implement this agreement and understanding and Debtor hereby agrees to pay the costs thereof) that Secured Party may, at any time or times, file as a financing statement any counterpart, copy, or reproduction of this Security Agreement.

     (c) Except as specifically otherwise permitted or provided herein, Debtor's Tangibles shall remain in Debtor's possession and control at all times at Debtor's risk of loss, and are now kept and at all times shall be kept at the addresses and locations set forth on Schedule 3 hereto. If Debtor is using or will use all or any part of the advances made, obligations incurred, or credit extended by Secured Party to acquire rights in, possession of, or use of Tangibles, then Debtor agrees that, within 30 days after Debtor first receives possession thereof, such Tangibles will be brought to and kept at one of the addresses and locations set forth on Schedule 1 hereto.

     (d) Debtor will promptly notify Secured Party of any change in any of addresses or locations set forth on Schedule 1 hereto and of any new addresses or locations where Tangibles or other goods, documents, or instruments are or may be kept, and Debtor will not remove (except in the ordinary course of its business) the Tangibles or such goods, documents, or instruments, or any part thereof, from the addresses and locations described and specified above without the prior written notice to Secured Party.

     (e) With respect to accounts, general intangibles and chattel paper included in the Collateral, Debtor represents and warrants and agrees that Debtor's books and records with respect to such Collateral are and will be kept at Debtor's office located at 7408 Hollister Avenue, Santa Barbara, California 93117, and such address is that of Debtor's chief executive offices; and Debtor further covenants and agrees that Debtor will not change such address without first notifying Secured Party in writing of such change, filing such new or additional financing statements and making such other filings or recordings as Secured Party shall deem necessary or appropriate, and providing Secured Party with "as-filed" copies of all such filings or recordings.

     (f) Debtor further covenants and agrees that, if any certificates of title or similar documents are at any time issued or outstanding with respect to any of the Collateral, Debtor will promptly advise Secured Party thereof, and Debtor will promptly cause the interest of Secured Party to be properly noted thereon, and if any certificates of title or similar documents are so issued or outstanding at the time this Security Agreement is executed by or on behalf of Debtor, then Debtor shall have caused the interest of Secured Party so to have been properly noted at or before the time of such execution; and Debtor will further promptly deliver to Secured Party any such certificate of title or similar document.

     (g) Except as permitted in the Credit Agreement and except in the case of sales of inventory in the ordinary course of business for cash or on payment terms customary in Debtor's business which give rise to accounts constituting Collateral hereunder, Debtor will not sell or offer to sell or otherwise transfer or encumber or dispose of the Collateral or any interest therein without the prior written consent of Secured Party.

     (h) Debtor will not release or surrender any guaranty, suretyship agreement or security for any of Debtor's Intangibles at any time or times except incident to payment in full thereof.

     (i) Debtor will take all action reasonably necessary to maintain and preserve all security for Debtor's Intangibles at all times as valid, subsisting and perfected as to all the property affected and covered thereby and to maintain the priority and validity of the security for the Intangibles as against the rights, claims and interests of all other persons; provided that if Debtor, in its prudent business judgment, determines that (A) such rights are immaterial or unneeded in its business or (B) it is in Debtor's business interest not to maintain or preserve such rights, Debtor shall so notify Secured Party and Secured Party shall have the opportunity to review the proposed inaction and, where appropriate, to take action on Debtor's behalf to prevent such lapse or require Debtor to transfer such rights to Secured Party.

     (j) Notwithstanding anything to the contrary contained herein, it is understood and agreed that if for any reason Tangibles are at any time kept or located at locations other than those specified or which may hereafter be consented to by Secured Party, Secured Party shall nevertheless have and retain a security interest therein.

                  4.  Special Provisions - Intangibles.

     (a) Secured Party shall have the right, exercisable at any time following the occurrence and during the continuance of an Event of Default, to take control of all proceeds of the Collateral (whether cash proceeds or non-cash proceeds) and to notify any and all account debtors, lessees, or other obligors to make payment on any and all accounts, leases, or obligations directly to Secured Party; and, in such circumstances, Debtor will upon request of Secured Party likewise notify any and all such account debtors, lessees or other obligors to make payment directly to Secured Party. Upon demand by Secured Party following the occurrence and during the continuance of an Event of Default, all proceeds of Intangibles, whether such proceeds be cash proceeds or non-cash proceeds, received by Debtor shall be held in trust by Debtor for the account of Secured Party, shall not be commingled with any other funds, accounts, monies or property of Debtor, and shall be forthwith accounted for, paid over, transmitted and delivered to Secured Party in the form as received by Debtor promptly upon receipt thereof by Debtor.

     (b) At any time after demand as hereinabove provided, and in any event, without demand, after any of the Indebtedness shall become due, whether by acceleration or otherwise (and so long as such Indebtedness shall remain unpaid), and at any time after the occurrence of an Event of Default (and so long as such Event of Default shall be continuing), Secured Party shall have the right in its own name or in the name of Debtor to demand, collect, receive, receipt for, sue for, compound and give acquittance for, any and all amounts due or to become due on the Intangibles and to endorse the name of Debtor on all checks, drafts, commercial paper and other instruments given in payment or part payment thereof, and in its discretion to settle, compromise, prosecute or defend any action, claim or proceeding with respect thereto which Secured Party may deem necessary or appropriate to protect and preserve and realize upon the security interest and collateral assignment of Secured Party in the Intangibles and the proceeds thereof and security therefor including, without limitation, the right to sell, assign, pledge, transfer and make any agreement respecting or otherwise deal with the Intangibles; provided, however, that all dispositions of Intangibles shall be made in a commercially reasonable manner in accordance with the Uniform Commercial Code and other applicable law.

     (c) Returned or repossessed goods arising from or relating to any of Debtor's Intangibles shall be and become a part of the Tangibles included in the Collateral hereunder.

     (d) Until the Indebtedness shall become due, whether by acceleration or otherwise (and so long as such Indebtedness shall remain unpaid), or there shall occur an Event of Default (and so long as such Event of Default shall be continuing), Debtor shall be entitled to vote the Securities and to receive all cash distributions thereon. Debtor covenants and agrees to deliver promptly to Secured Party all securities or other property of any kind distributed as a dividend or otherwise with respect to the Securities, said additional property to be held as Collateral hereunder. Debtor agrees that at any time after any of the Indebtedness shall have become due, whether by acceleration or otherwise (and so long as such Indebtedness shall remain unpaid), and at any time after the occurrence of an Event of Default (and so long as such Event of Default shall be continuing), Secured Party may transfer Securities into the name of Secured Party or its nominee.

     (e) If, before the Indebtedness shall have been satisfied in full, Debtor shall obtain rights to any new Patent, Trade Secret or Trademark, or become entitled to the benefit of any Patent, Trade Secret or Trademark, the provisions of Section 1 of this Security Agreement shall automatically apply thereto and Debtor shall give to Secured Party prompt notice thereof in writing.

     (f) Upon notice of new Patent or Trademark rights or entitlements, Debtor authorizes Secured Party to modify this agreement by amending Schedules 1 and 2 hereof to include such Patents or Trademarks and agrees to execute and file any such reports, records or documents reasonably deemed necessary by Secured Party to perfect its interest in such property.

     5. Special Provisions - Tangibles. (a) Any of Debtor's Tangibles in the possession of persons other than Debtor must be represented by documents issued by the person in possession thereof, in form acceptable to Secured Party, which documents must, upon the reasonable request of the Secured Party, be delivered to Secured Party and must be either negotiable documents issued in the name of Debtor or non-negotiable documents issued in the name of Secured Party or on which the security interest of Secured Party has been noted by the issuer thereof. Debtor warrants that all such documents are and shall be genuine, valid and in all respects what they purport to be and that the Tangibles described therein will be identified or fungible portions of an identified mass, and that said documents are and will be subject to no terms or conditions other than is noted therein or thereon.

     (b) At any time after any of the Indebtedness shall become due, whether by acceleration or otherwise (and so long as such Indebtedness shall remain unpaid), and at any time after the occurrence of an Event of Default (and so long as such Event of Default shall be continuing), all proceeds of Debtor's Tangibles, whether cash proceeds or non-cash proceeds, and including, without limitation, proceeds that constitute Intangibles or that are included in the Collateral as Intangibles, and proceeds that represent the proceeds of Intangibles, shall be received and held by Debtor in trust for Secured Party, shall not be commingled with any other funds, accounts, monies or property of Debtor, and shall be promptly accounted for, paid over and delivered to Secured Party in the form as received by Debtor upon receipt thereof by Debtor.

     (c) Debtor will promptly report to Secured Party any occurrence or condition known to or which becomes known to Debtor having any material adverse effect upon Debtor's Tangibles.

     6. Further Agreements Between the Debtor and Secured Party. (a) Secured Party shall never be under any obligation to collect, attempt to collect, protect or enforce the Collateral or any security therefor, which Debtor agrees, and undertakes to do at Debtor's expense, but Secured Party may do so in its discretion at any time after any of the Indebtedness shall become due, whether by acceleration or otherwise (and so long as such Indebtedness shall remain unpaid), and at any time after the occurrence of an Event of Default (and so long as such Event of Default shall be continuing), and at any such time Secured Party shall have the right to take any steps by judicial process or otherwise it may deem proper to effect the collection of all or any portion of the Collateral or to protect or to enforce the Collateral or any security therefor. All expenses (including, without limitation, attorneys' fees and expenses) incurred or paid by Secured Party in connection with or incident to any such collection or attempt to collect the Collateral or actions to protect or enforce the Collateral or any security therefor shall be borne by Debtor or reimbursed by Debtor to Secured Party upon demand. The proceeds of collection of the Intangibles or other proceeds received by Secured Party as a result of any such actions in collecting or enforcing or protecting the Collateral shall be held by Secured Party without liability for interest thereon and may be applied by Secured Party as Secured Party may deem appropriate toward payment of any of the Indebtedness secured hereby in such order or manner as Secured Party may elect.

     (b) In the event Secured Party shall pay any such taxes, assessments, interests, costs, penalties or expenses incident to or in connection with the collection of the Collateral or protection or enforcement of the Collateral or any security therefor, Debtor, upon demand of Secured Party, shall pay to Secured Party the full amount thereof with interest at a rate per annum equal to 10% per annum in excess of the rate of interest on loans made pursuant to the Credit Agreement; and so long as Secured Party shall be entitled to any such payment, this Security Agreement shall operate as security therefor as fully and to the same extent as it operates as security for payment of the other Indebtedness secured hereunder, and for the enforcement of such repayment Secured Party shall have every right and remedy provided for enforcement of payment of the Indebtedness.

     (c) In the event that the Collateral or any part thereof shall now or hereafter become so related to particular real estate that an interest in it may arise under the real estate laws of the state in which such real estate is located, then Debtor shall immediately notify Secured Party of such fact and take all steps and furnish all information as Secured Party shall reasonably request for the purpose of creating or extending (as the case may be) a valid and enforceable lien in such Collateral, including making such additional filings or recordings, at Debtor's expense, as Secured Party shall deem necessary or appropriate.

     7. Remedies. (a) At any time after any of the Indebtedness shall become due, whether by acceleration or otherwise (and so long as such Indebtedness shall remain unpaid), and at any time after the occurrence of an Event of Default (and so long as such Event of Default shall be continuing), in addition to any other remedies provided for in any of the agreements relating to any of the Indebtedness or available under applicable law, Secured Party shall have and may exercise with reference to the Collateral and Indebtedness any or all of the rights and remedies of a secured party under the Uniform Commercial Code in effect in the State of New York, and as otherwise granted herein or under any other applicable law or under any other agreement executed by Debtor, including, without limitation, the right and power to sell, at public or private sale or sales, or otherwise dispose of, lease or otherwise utilize the Collateral and any part or parts thereof in any manner authorized or permitted under said Uniform Commercial Code after default by a debtor, and to apply the proceeds thereof toward payment of any costs and expenses and attorneys' fees and expenses thereby incurred by Secured Party and toward payment of the Indebtedness in such order or manner as Secured Party may elect. Specifically and without limiting the foregoing, Secured Party may require Debtor to assemble the Collateral or any security therefor and make it available to Secured Party at a place to be designated by Secured Party; and Secured Party shall have the right to take possession of all or any part of the Collateral or any security therefor and of all books, records, papers and documents of Debtor or in Debtor's possession or control relating to the Collateral which are not already in Secured Party's possession, and for such purpose may enter upon any premises upon which any of the Collateral or any security therefor or any of said books, records, papers and documents are situated and remove the same therefrom without any liability for trespass or damages thereby occasioned. To the extent permitted by law, Debtor expressly waives any notice of sale or other disposition of the Collateral and all other rights or remedies of Debtor or formalities prescribed by law relative to sale or disposition of the Collateral or exercise of any other right or remedy of Secured Party existing after default hereunder; and to the extent any such notice is required and cannot be waived, Debtor agrees that if such notice is given in the manner provided in Section 8 hereof at least 10 days before the time of the sale or disposition, such notice shall be deemed reasonable and shall fully satisfy any requirement for giving of said notice.

     (b) At any time after any of the Indebtedness shall become due, whether by acceleration or otherwise (and so long as such Indebtedness remains unpaid), and at any time after the occurrence of an Event of Default (and so long as such Event of Default shall be continuing), Secured Party is expressly granted the right, at its option, to transfer at any time to itself or to its nominee the Collateral, or any part thereof, and to receive the payments, collections, monies, income, proceeds or benefits attributable or accruing thereto and to hold the same as security for the Indebtedness or to apply it on the principal and interest or other amounts owing on any of the Indebtedness in such order or manner as Secured Party may elect.

     (c) All rights to marshalling of assets of Debtor, including any such right with respect to the Collateral, are hereby waived by Debtor.

     8. General. (a) No Impairment, etc. The execution and delivery of this Security Agreement in no manner shall impair or affect any other security (by endorsement or otherwise) for the payment or performance of the Indebtedness and no security taken hereafter as security for payment or performance of the Indebtedness shall impair in any manner or affect this Security Agreement, all such present and future additional security to be considered as cumulative security. Any of the Collateral may be released from this Security Agreement without altering, varying or diminishing in any way the force, effect, lien, security interest, or charge of this Security Agreement as to the Collateral not expressly released, and, except for Permitted Liens, this Security Agreement shall continue as a first and prior lien, security interest and charge on all of the Collateral not expressly released until all the Indebtedness secured hereby has been paid or performed in full. Any future assignment of the interest of Debtor in and to any of the Collateral shall not deprive Secured Party of the right to sell or otherwise dispose of or utilize all or any part of the Collateral as above provided or necessitate the sale or disposition thereof in parcels or in severality.

     (b) Liability for Deficiency. This Security Agreement shall not be construed as relieving Debtor from full liability on the Indebtedness and any and all future and other indebtedness secured hereby and for any deficiency thereon.

     (c) Powers of Secured Party. After any of the Indebtedness shall become due, whether by acceleration or otherwise (and so long as such Indebtedness shall remain unpaid), and after the occurrence of an Event of Default (and so long as such Event of Default shall be continuing), in protecting, exercising or assuring its interests, rights and remedies under this Security Agreement, Secured Party may receive, open and dispose of mail addressed to Debtor and execute, sign and endorse negotiable and other instruments for the payment of money, documents of title and other evidences of payment, shipment or storage for any form of Collateral or proceeds on behalf of and in the name of Debtor.

     (d) Subrogation. After any of the Indebtedness shall become due, whether by acceleration or otherwise (and so long as such Indebtedness shall remain unpaid), and after the occurrence of an Event of Default (and so long as such Event of Default shall be continuing), Secured Party will be hereby subrogated to all of Debtor's interests, rights and remedies in respect to the Collateral and all security now or hereafter existing with respect thereto and all guaranties and endorsements thereof and with respect thereto.

     (e) Any communication, demand or notice to be given hereunder will be duly given when delivered in writing or by telecopy to a party at its address as indicated below or such other address as such party may specify in a notice to each other party hereto. A communication, demand or notice given pursuant to this Security Agreement shall be addressed:

                  If to Debtor, to

                           Miravant Medical Technologies
                           7408 Hollister Avenue
                           Santa Barbara, California 93117

                           Telecopy:          (805) 685-6038

                           Attention:  Gary S. Kledzik

     with copies (which, in and of themselves, shall not constitute notice) to

                           Nida & Maloney PC
                           800 Anacapa Street
                           Santa Barbara, California 93101

                           Telecopy:   (805) 568-1955

                           Attention:  Joseph E. Nida

     and

                           Wilson Sonsini Goodrich & Rosati
                           650 Page Mill Road
                           Palo Alto, California 94304

                           Telecopy:   (650) 493-6811

                           Attention:  John T. Sheridan

     If to Secured Party, to

                           Pharmacia & Upjohn, Inc.
                           95 Corporate Drive
                           Bridgewater, New Jersey 08807

                           Telecopy:   (908) 470-8047

                           Attention:  Treasurer


     and

                           Pharmacia & Upjohn, Inc.
                           95 Corporate Drive
                           Bridgewater, New Jersey 08807

                           Telecopy:   (908) 306-4485

                           Attention:  Senior Vice President
                             of Business Development

     and

                           Pharmacia & Upjohn, Inc.
                           95 Corporate Drive
                           Bridgewater, New Jersey 08807

                           Telecopy:   (908) 306-4489

                           Attention:  General Counsel

     with a copy (which, in and of itself, shall not constitute notice) to

                           Sullivan & Cromwell
                           125 Broad Street
                           New York, New York 10004

                           Telecopy:   (212) 558-3588

                           Attention:   Neil T. Anderson,
                                 Matthew G. Hurd
                              and Martin J. Travers

or, as to any party, to such other address as shall be designated by such party in a prior written notice to each other party similarly given.

     (f) Severability. The provisions of this Security Agreement are severable, and if any clause or provision shall be held invalid and unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Security Agreement in any jurisdiction.

     (g) No Duty to Preserve Collateral. Secured Party shall not be obligated to take any steps necessary to preserve any rights in the Collateral or in any security therefor against any other party, which obligation Debtor hereby assumes.

     (h) No Waiver. No delay or omission on the part of Secured Party in exercising any right hereunder shall operate as a waiver of any such right or any other right. A waiver on any one or more occasions shall not be construed as a bar to or waiver of any right or remedy on any future occasion. The remedies of Secured Party hereunder are cumulative, and the exercise of any one or more of the remedies provided for herein shall not be construed as an election or as a waiver of any of the other remedies of Secured Party provided for herein or existing by law or otherwise.

     (i) Assignment. All rights of Secured Party hereunder shall inure to the benefit of its successors and assigns; and all obligations of Debtor shall bind its successors and assigns.

     (j) GOVERNING LAW. THIS SECURITY AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, EXCEPT AS REQUIRED BY MANDATORY PROVISIONS OF LAW AND EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF ANY OF THE SECURITY INTERESTS HEREUNDER, OR REMEDIES HEREUNDER, ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

     IN WITNESS WHEREOF, the Debtor has duly executed and delivered this Security Agreement as of the date first above written.


                                            MIRAVANT MEDICAL TECHNOLOGIES



                                            By: ______________________________
                                                Name:
                                                Title:





                                            By: ______________________________
                                                Name:
                                                Title:




                              Schedule 1


Trademarks


                              REGISTERED TRADEMARKS

                  Registration      Issue
Country  Number            Date             Owner/Assignee


                           [To Be Provided By Debtor]















                         PENDING TRADEMARK APPLICATIONS

                  Serial   File                               Attorney/
Country  Number   Date              Owner/Assignee            Agent



                           [To Be Provided By Debtor]




                      Schedule 2

                                     Patents


                                 ISSUED PATENTS

                  Patent   Issue    Expiration
Country  Number   Date     Date             Owner/Assignee


                           [To Be Provided By Debtor]















                           PENDING PATENT APPLICATIONS


                  Serial   Filing   Owner/
Country  No.      Date     Assignee         Attorney/Agent


                           [To Be Provided By Debtor]




                                  Schedule 3

                             Locations of Tangibles

                           [To Be Provided By Debtor]